LiveWell Variable Annuity
issued by: Midland National® Life Insurance Company
through the Midland National Life Separate Account C
Supplement dated June 7, 2024 to the Prospectus, the Initial Summary Prospectus, and the Updating Summary Prospectus, each dated May 1, 2024
This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.

Effective August 1, 2024, the below funds will no longer accept new investment allocations. As a result, the Subaccounts that invest in these funds (the “Closed Subaccounts”) will also be closed to new investment allocations.

●	ALPS/Red Rocks Global Opportunity III
●	Columbia VP Emerging Markets 2
●	Federated Hermes Kaufmann II S
●	Janus Henderson VIT Flexible Bond Svc
●	Lord Abbett Series Fundamental Eq VC
●	Pioneer Equity Income VCT II
You may continue to allocate Net Premium and transfer Accumulation Value to the Closed Subaccounts until 3:00 p.m. central time on July 31, 2024. Any order to allocate Net Premium and transfer Accumulation Value to the Closed Subaccounts at or after 3:00 p.m. central time on July 31, 2024 will be refused and any premium received with the order will be returned to you without interest. Such an “order” includes any “standing” allocation instructions we have on file that list one or more of the Closed Subaccounts. If your on-file allocation instructions include a Closed Subaccount, please contact us (as described below) to change your instructions for allocating any future Net Premiums and to avoid delays in your investment allocations.
On or after August 1, 2024, any Accumulation Value you have invested in the Closed Subaccounts can remain in the Closed Subaccounts unless you order the transfer or withdrawal of the Accumulated Value from the Closed Subaccounts. If you participated in the portfolio rebalancing or dollar cost averaging programs and your instructions allocate Accumulated Value to the Closed Subaccounts, your participation in the program will be suspended on August 1, 2024 until you provide us with new allocation instructions.
Additional information about each of these investment options is located in the appendix to your Prospectus or Summary Prospectus.
A corresponding change is hereby made throughout the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus.
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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261. The prospectuses for the funds can be found online at www.srslivewell.com/prospectus.
Please retain this supplement for future reference.